Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated June 1, 1996)



                           Banc One Auto Trust 1996-B



              Interest Period March 15, 1997 through April 14, 1997

             Collection Period March 1, 1997 through March 31, 1997




The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.


Signed by: /s/ Tom Lewis                  Attested:  /s/ Heather Smith
           ---------------------------               --------------------------
               Tom Lewis                                 Heather Smith
               Vice President                            Accounting Specialist
               Bank One, Arizona, N.A.                   Bank One, Arizona, N.A.

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997




A. ORIGINAL DEAL PARAMETER INPUTS
(A) Total Receivable Balance                                                                   $305,686,731.00
(B) Total Certificate Balance                                                                  $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                             96.00%
    (ii)  Original Class A Principal Balance                                                   $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                       6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                              4.00%
    (ii)  Original Class B Principal Balance                                                    $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                       6.70%
(E) Servicing Fee Rate (per annum)                                                                        1.00%
(F) Weighted Average Coupon (WAC)                                                                        12.15%
(G) Weighted Average Original Maturity (WAOM)                                                            60.12 months
(H) Weighted Average Remaining Maturity (WAM)                                                            45.97 months
(I) Number of Receivables                                                                               31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                        1.50%
    (ii)  Reserve Fund Initial Deposit                                                           $4,585,300.97
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                      1.00%
          (c) Percent of Remaining Certificate Balance                                                    3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                            8.00%


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997




B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
(A) Total Receivable Balance                                                                   $196,183,232.54
(B) Total Certificate Balance                                                                  $196,183,232.54
(C) Total Certificate Pool Factor                                                                    0.6417787
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                           $188,335,735.31
    (ii) Class A Certificate Pool Factor                                                             0.6417787
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                             $7,847,497.23
    (ii) Class B Certificate Pool Factor                                                             0.6417787
(F) Reserve Fund Balance                                                                          6,375,955.06
(G) Cumulative Net Losses for All Prior Periods                                                   3,603,414.54
(H) Charge-off Rate for Second Preceding Period                                                           0.87 %
(I) Charge-off Rate for Preceding Period                                                                  0.90 %
(J) Delinquency Percentage for Second Preceding Period                                                    0.50 %
(K) Delinquency Percentage for Preceding Period                                                           0.45 %
(L) Weighted Average Coupon (WAC)                                                                        11.550%
(M) Weighted Average Remaining Maturity (WAM)                                                            37.80    months
(N) Number of Receivables                                                                               24,371

C. INPUTS FROM THE MAINFRAME

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                  10,209,330.29
    (ii)  Prepayments in Full                                                                             0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                  0.00
    (iv)  Other Refunds Related to Principal                                                              0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                    1,933,370.78
    (ii)  Repurchased Loan Proceeds Related to Interest                                                   0.00
(C) Weighted Average Coupon (WAC)                                                                        11.46 %
(D) Weighted Average Remaining Maturity (WAM)                                                            36.93     months
(E) Remaining Number of Receivables                                                                     23,610

(F) Delinquent Receivables                                       Dollar Amount                        #  Units
                                                                 --------------                       --------
    (i)   30-59 Days Delinquent                                       3,217,080             1.64%          382
    (ii)  60-89 Days Delinquent                                         479,899             0.24%           55
    (iii) 90 Days or More Delinquent                                    257,617             0.13%           29



D. INPUTS DERIVED FROM OTHER SOURCES

(A) Reserve Fund Investment Income                                                                   26,390.47
(B) Collection Account Investment Income                                                                  0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                     325,192.22
     (ii) Realized Losses for Collection Period (B)(i)-(C)(i)                                       219,363.41
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                 105,828.81
    (ii)  Liquidation Proceeds Related to Interest                                                        0.00
    (iii) Recoveries from Prior Month Charge Offs                                                   105,408.91


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997



E. COLLECTIONS
Interest Collections:
(A) Interest Payments Received                                  1,933,370.78
(B) Liquidation Proceeds Related to Interest                            0.00
(C) Repurchased Loan Proceeds                                           0.00
(D) Recoveries from Prior Month Charge Offs                       105,408.91
                                                             ---------------
(E) Interest Collections                                        2,038,779.69

Principal Collections:
(F) Principal Payments Received                               $10,209,330.29
(G) Liquidation Proceeds Related to Principal                     105,828.81
(H) Repurchased Loan Proceeds                                           0.00
                                                             ---------------
(I) Principal Collections                                      10,315,159.10

(J) Total Collections                                         $12,353,938.79


F. DISTRIBUTABLE AMOUNTS

(A) Servicing Fee:
    (i)   Servicing Fee                                          $163,486.03
    (ii)  Prior Collection Period unpaid Servicing
          Fees                                                          0.00
                                                             ---------------
    (iii)  Total Servicing Fee                                   $163,486.03

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                             $1,027,999.22
    (ii)  Class A prior period Interest Carryover Shortfall             0.00
                                                             ---------------
    (iii) Class A Interest Distribution                        $1,027,999.22
(C) Class B Certificates
    (i)   Class B Monthly Interest                                $43,815.19
    (ii)  Class B prior period Interest Carryover Shortfall             0.00
                                                             ---------------
    (iii) Class B Interest Distribution                           $43,815.19

(D) Total Certificate Interest Distribution                    $1,071,814.41
(E) Total Certificate Interest Distribution plus Total
    Servicing Fee                                              $1,235,300.44


F. DISTRIBUTABLE AMOUNTS
Principal:
(F) Principal Collections                                     $10,315,159.10
(G) Realized Losses                                               219,363.41
                                                             ---------------
(H) Total Monthly Principal                                   $10,534,522.51

(I) Class A Certificates
    (i)   Class A Monthly Principal                            10,113,132.59
    (ii)  Class A prior period Principal Carryover
          Shortfall                                                     0.00
                                                             ---------------
    (iii) Class A Principal Distribution                       10,113,132.59
(J) Class B Certificates
    (i)   Class B Monthly Principal                               421,389.92
    (ii)  Class B prior period Principal Carryover
          Shortfall                                                     0.00
                                                             ---------------
    (iii) Class B Principal Distribution                          421,389.92

(K) Total Principal Distribution                               10,534,522.51

(L) Total Interest and Principal Distribution Amounts          11,769,822.95
       plus Servicing Fee

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997



G. DISTRIBUTIONS

(A) Total Interest Collections available to be distributed                                        2,038,779.69
(B)  Class B Percentage of Principal Collections                                                    412,615.20
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                       163,486.03
    (ii)  Servicing Fee paid                                                                        163,486.03
                                                                                                 ------------
    (iii) Unpaid Servicing Fee                                                                            0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid               1,875,293.66
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                          1,027,999.22
    (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee       1,027,999.22
    (iii)  Total Interest Collections available after Class A Interest Distribution paid            847,294.44
    (iv)   Class A Interest Distribution remaining to be paid                                             0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collections            0.00
    (vi)   Class A Interest Distribution remaining to be paid                                             0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                           0.00
    (viii) Class A Interest Carryover Shortfall                                                           0.00
    (ix)   Class A Interest Distribution paid                                                     1,027,999.22

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                              43,815.19
    (ii)  Class B Interest Distribution paid from Interest Collections after
          Class A Interest Distribution                                                              43,815.19
    (iii) Total Interest Collections available after Class B Interest Distribution paid             803,479.25
    (iv)  Class B Interest Distribution remaining to be paid                                              0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                                            0.00
    (vi)  Class B Interest Carryover Shortfall                                                            0.00
    (vii) Class B Interest Distribution paid                                                         43,815.19

(G) Total Interest Paid                                                                           1,071,814.41
(H) Total Interest and Servicing Fee Paid                                                         1,235,300.44
(I) Total Interest Collections available after Servicing Fee and
     Class A and Class B Interest Distribution                                                      803,479.25

Total Collections available to be distributed:
(J) Total Principal Collections                                                                  10,315,159.10
(K) Excess Interest                                                                                 803,479.25
(L) Less: Class B Percentage of Principal Collections used to pay
          Class A Interest Distribution                                                                   0.00
(M) Total Collections available to be distributed as principal                                   11,118,638.35

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                         10,113,132.59
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed 10,113,132.59
    (iii) Total Collections available after Class A Principal Distribution paid                   1,005,505.76
    (iv)  Class A Principal Distribution remaining to be paid                                             0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                           0.00
    (vi)  Class A Principal Carryover Shortfall 0.00
    (vii) Total Class A Principal Distribution paid                                              10,113,132.59

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                            421,389.92
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed    421,389.92
    (iii) Total Collections available after Class B Principal Distribution paid                     584,115.84
    (iv)  Class B Principal Distribution remaining to be paid                                             0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                           0.00
    (vi)  Class B Principal Carryover Shortfall                                                           0.00
    (vii)   Total Class B Principal Distribution paid                                               421,389.92

(P) Total Excess Cash to the Reserve Fund                                                          584,115.84


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997


H. POOL BALANCE AND PORTFOLIO INFORMATION

                                                                 Beginning                         End
                                                                 of Period                      of Period
                                                             -----------------              -----------------
(A) Balances and Pool Factors
    (i)   Aggregate Balance of Certificates                    $196,183,232.54                $185,648,710.03
    (ii)  Aggregate Certificate Pool Factor                          0.6417787                      0.6073169
    (iii) Class A Principal Balance                             188,335,735.31                 178,222,602.72
    (iv)  Class A Pool Factor                                        0.6417787                      0.6073169
    (v)   Class B Principal Balance                               7,847,497.23                   7,426,107.31
    (vi)  Class B Pool Factor                                        0.6417787                      0.6073169

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                  11.55%                         11.46%
    (ii)  Weighted Average Remaining Maturity (WAM)                      37.80 months                   36.93  months
    (iii) Remaining Number of Receivables                               24,371                         23,610
    (iv)  Pool Balance                                         $196,183,232.54                $185,648,710.03



I. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance                                                             6,375,955.06
(B) Less: Draw to pay Class A Interest Distribution                                                       0.00
(C) Reserve Account Balance after draw                                                            6,375,955.06
(D) Less: Draw to pay Class B Interest Distribution                                                       0.00
(E) Reserve Account Balance after draw                                                            6,375,955.06
(F) Less: Draw to pay Class A Principal Distribution                                                      0.00
(G) Reserve Account Balance after draw                                                            6,375,955.06
(H) Less: Draw to pay Class B Principal Distribution                                                      0.00
(I) Reserve Account Balance after draw                                                            6,375,955.06
(J) Total excess Collections deposited in the Reserve Fund                                          584,115.84
                                                                                             -----------------
(K) Reserve Fund Balance                                                                          6,960,070.90
(L) Specified Reserve Account Balance                                                             6,033,583.08
(M) Reserve Account Release to Seller                                                               926,487.82
                                                                                             -----------------
(N) Ending Reserve Account Balance                                                                6,033,583.08
                                                                                             =================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                 $105,828.81
    (ii)  Liquidation Proceeds Related to Interest                                                                         0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                              105,408.91
(B) Realized Losses for Collection Period                                                                            219,363.41
(C) Charge-off Rate for Collection Period (annualized)                                                                     0.72%
(D) Cumulative Aggregate Net Losses for all Periods                                                                3,822,777.95

(E) Delinquent Receivables
                                                                 Dollar Amount                        # Units
                                                                 -------------                        -------
    (i)   30-59 Days Delinquent                                    3,217,080             1.64%          382
    (ii)  60-89 Days Delinquent                                      479,899             0.24%           55
    (iii) 90 Days or More Delinquent                                 257,617             0.13%           29


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997




K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

(A) Charge-off Rate
    (i)   Second Preceding Collection Period                          0.87%
    (ii)  Preceding Collection Period                                 0.90%
    (iii) Current Collection Period                                   0.72%
    (iv)  Three Month Average (Avg(i,ii,iii))                         0.83%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                          0.50%
    (ii)  Preceding Collection Period                                 0.45%
    (iii) Current Collection Period                                   0.37%
    (iv)  Three Month Average (Avg(i,ii,iii))                         0.44%

(C) Loss and Delinquency Trigger Indicator                Trigger was not hit

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997



L.  STATEMENT TO CERTIFICATEHOLDERS


                                                                                                                     Per $1,000 of
                                                                                                                  Original Principal
(A)  Amount of distribution allocable to principal:                                          Dollars ($)               Balance
                                                                                           -----------------       --------------
    (i)    Class A Certificates                                                                10,113,132.59            34.4618246
    (ii)   Class B Certificates                                                                   421,389.92            34.4618246

                                                                                                                     Per $1,000 of
                                                                                                                  Original Principal
(B)  Amount of distribution allocable to interest:                                           Dollars ($)               Balance
                                                                                           -----------------        --------------
    (i)    Class A Certificates                                                                 1,027,999.22             3.5030421
    (ii)   Class B Certificates                                                                    43,815.19             3.5832644

(C)  Pool Balance as of the close of business on the last day of the Collection Period       $185,648,710.03
                                                                                           -----------------


                                                                                                                     Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related                                 Original Principal
      Collection Dollars ($)                                                                                            Balance
                                                                                           -----------------        --------------
    (i)  Total Servicing Fee                                                                      163,486.03
    (ii) Class A Percentage of the Servicing Fee                                                  156,946.45          0.5348156
    (ii) Class B Percentage of the Servicing Fee                                                    6,539.58          0.5348156

                                                                                                                    Per $1,000 of
                                                                                                                 Original Principal
                                                                                             Dollars ($)               Balance
                                                                                           -----------------         --------------
(E)   (i)  Class A Interest Carryover Shortfall                                                         0.00              0.0000000
        (ii)  Class A Principal Carryover Shortfall                                                     0.00              0.0000000
        (iii) Class B Interest Carryover Shortfall                                                      0.00              0.0000000
        (iv)  Class B Principal Carryover Shortfall                                                     0.00              0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)    Class A Interest Carryover Shortfall                                                     0.00              0.0000000
        (vi)   Class A Principal Carryover Shortfall                                                    0.00              0.0000000
        (vii)  Class B Interest Carryover Shortfall                                                     0.00              0.0000000
        (viii) Class B Principal Carryover Shortfall                                                    0.00              0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all payments allocated
       to principal                                                                                                     Pool Factor
                                                                                                                     --------------
    (i)    Class A Pool Factor                                                                                            0.6073169
    (ii)   Class B Pool Factor                                                                                            0.6073169

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)               $219,363.41
                                                                                              -----------------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding Collection
     Period                                                                                        $737,515.36

(I)   Amount on deposit in the Reserve Fund on such Distribution Date, after
      giving effect to distributions made on such Distribution Date                              $6,033,583.08
                                                                                             -----------------

(J)  Aggregate outstanding principal balances for each class of certificates, after
      giving effect to all payments allocated to principal                                                      Principal Balance
                                                                                                                 --------------
    (i)    Class A Principal Balance                                                                             178,222,602.72
    (ii)   Class B Principal Balance                                                                               7,426,107.31

(K)    Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution
       Date                                                                                             $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the
      Servicer with respect to the Related Collection Period ($)                                        $0.00
                                                                                                 -------------


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD MARCH 1, 1997 THROUGH MARCH 31, 1997
                        DISTRIBUTION DATE APRIL 15, 1997





M. INSTRUCTIONS TO THE TRUSTEE

On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                        $163,486.03
     (ii)  Servicing Fees retained by the Seller                                 163,486.03
                                                                             --------------
     (iii) Servicing Fees to be distributed to the Seller on
            the Distribution Date (i-ii)                                                                $0.00
                                                                                              ---------------

(B)  Withdraw from the Collection Account and deposit in the Class
      A Distribution Account:
     (i)  for the Class A Interest Distribution                               $1,027,999.22
     (ii) for the Class A Principal Distribution                              10,113,132.59
                                                                             --------------
     (iii)  Total (i+ii)                                                                       $11,141,131.81
                                                                                              ---------------

(C)  Withdraw from the Collection Account and deposit in the
       Class B Distribution Account:
      (i)   for the Class B Interest Distribution                                $43,815.19
      (ii)  for the Class B Principal Distribution                               421,389.92
                                                                             --------------
      (iii) Total (i+ii)                                                                          $465,205.11
                                                                                              ---------------

(D)  Withdraw excess Collections from the Collection Account and deposit
     in the Reserve Fund                                                                          $584,115.84
                                                                                              ---------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
Account:
     (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of Principal
            Collections                                                                                 $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
            and the Class B Interest Distribution                                                        0.00
                                                                                              ---------------
     (iii) Total                                                                                                         $0.00
                                                                                                                         -----

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
Account:
     (i)    Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
            of the Class A Interest Distribution                                                        $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
            Distribution, the Class B Interest Distribution, and the Class A
            Principal Distribution                                                                       0.00
                                                                                              ---------------
     (iii)  Total                                                                                                         $0.00
                                                                                                                          -----